REGISTRATION RIGHTS AGREEMENT



          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the 24th day of February 2000, by and between GlobeSpan, Inc., a Delaware corporation (the "Company") and PairGain Technologies, Inc., a Delaware corporation ("PairGain")."

                                    RECITALS

          WHEREAS, the Company and PairGain are parties to that certain Asset Purchase Agreement dated January 21, 2000 (the "Asset Purchase Agreement"), pursuant to which the Company purchased from PairGain all of the assets ("Assets") used in or necessary to PairGain's conduct, through its microelectronics engineering development group, of the business of the design, development, license and supply of intellectual property necessary for the manufacture, have-manufacture and sale of integrated circuits and related systems and software;

          WHEREAS, the consideration paid by the Company to PairGain for the Assets consists of (i) 1,081,197 shares of common stock, par value $0.001("Common Stock"), of the Company (the "Shares") and (ii) a convertible subordinated promissory note (the "Note") in the principal amount of $90,000,000, which convertible subordinated promissory note is convertible, under certain circumstances, into 973,078 shares of Common Stock (any shares of Common Stock issued or issuable upon conversion of the Note are defined herein as the "Conversion Shares")); and

          WHEREAS, in order to induce PairGain to enter into the Asset Purchase Agreement, PairGain and the Company hereby agree that this Agreement shall govern the rights of PairGain to cause the Company to register the Shares and any Conversion Shares issued or issuable to PairGain, and certain other matters as set forth herein.

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

               1.1 DEFINITIONS. For purposes of this Section 1:

                    (a) The term "Act" means the Securities Act as amended.

                    (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                    (c) The term "Holder" means PairGain or any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.10 hereof.

                    (d) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

                    (e) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                    (f) The term "Registrable Securities" means (i) the Shares,
(ii) the Conversion Shares and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) or (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                    (g) The number of shares of "Registrable Securities" outstanding shall be determined by the number of shares of Common Stock outstanding and the number of Conversion Shares that are Registrable Securities.

                    (h) The term "SEC" shall mean the Securities and Exchange Commission.

               1.2 REQUEST FOR REGISTRATION.

                    (a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time, a written request from the Holder that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $30,000,000, then the Company shall use reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holder requests to be registered.

                    (b) If the Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 1.2. In such event the right of the Holder to include its Registrable Securities in such registration shall be conditioned upon the Holder's participation in such underwriting and the Holder's execution of an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to the Holder). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise the Holder, and the number of Registrable Securities that may be included in the underwriting may be reduced; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are proportionately reduced, subject to the provisions of Section 1.2(d) below. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                    (c) The Company shall not be required to effect a registration pursuant to this Section 1.2:

                         (i) in any particular state in which under relevant
Blue Sky law the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

                         (ii) if the Company has, within the six (6) month
period preceding the date of such request, already effected a registration for the Holder pursuant to this Section 1.2; or

                         (iii) if not more than thirty (30) days prior to
receipt of a written notice of a request for registration pursuant to this
Section 1.2, the Company shall have (x) circulated to prospective underwriters and their counsel a draft of a registration statement for a primary offering of equity securities on behalf of the Company, (y) solicited bids for a primary offering of shares of Common Stock of the Company or (z) otherwise reached an understanding with an underwriter with respect to a primary offering of shares of Common Stock of the Company, subject to the provision of Section 1.3 hereof, the Company may preempt the registration requested pursuant to this Section 1.2 with such primary offering by delivering notice of such intention (the "PREEMPTION NOTICE") to the Holder within five days after the Company has received such notice of request for registration; PROVIDED that the period of preemption may be up to thirty (30) days following the date of Preemption Notice;

                         (iv) if the Holder proposes to dispose of Registrable
Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

                         (v) if the Company shall furnish to Holder a
certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer such registration for a period of not more than forty-five (45) days after receipt of the request of the Holder, provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12)-month period, provided, further, that if the Company exercises such right more than once, then the second deferral of such registration shall not be for a period of more than thirty (30) days and there shall be at least forty-five (45) days between the first and second such deferral (which forty-five (45) day period shall not include any days during which the Holder shall be prohibited from selling any Registrable Securities because of any "black-out" or similar policies instituted by GlobeSpan which serve to prohibit sales of GlobeSpan securities by the Holder, while the Holder is in possession, or is presumed to be in possession, of material non-public information).

                    (d) If, following the receipt of a written notice of a request for registration pursuant to this Section 1.2, the Company shall furnish to Holder a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that (i) the Company intends to sell securities pursuant to the registration statement to be filed pursuant to such written notice and to use the net proceeds of such issuance to prepay that portion of the Note not converted as of the time of the sale of such securities and (ii) the prospective underwriters of such offering advise the Company that market factors require a limitation on the number of securities underwritten, the amount of Conversion Shares which have not yet been issued and which are entitled to be included in such registration by Holder shall be reduced or eliminated before the securities to be sold by the Company are reduced.

               1.3 COMPANY REGISTRATION.

                    (a) If (but without any obligation to do so under this Section 1) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holder) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after receipt of such notice from the Company in accordance with Section 2.5, the Company shall, subject to the provisions of Section 1.3(c), use its best efforts to cause to be registered under the Act all of the Registrable Securities that the Holder has requested to be registered.

                    (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.3 prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 1.7 hereof.

                    (c) UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.3 to include any of the Holder's securities in such underwriting unless it accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company; PROVIDED, that the Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Holder; PROVIDED FURTHER, that the Holder shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding the Holder, the Holder's Registrable Securities and the Holder's intended method of distribution and any other representation required by law or with respect to matters incidental to the foregoing as reasonably requested by the underwriters. If (i) the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities requested to be sold other than by the Company that the underwriters determine in their good faith judgment is compatible with the success of the offering and (ii) other stockholders of the Company who hold registration rights are also restricted in their ability to include securities in such offering by terms at least as restrictive as this Section 1.3(c), then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the stockholders of the Company who hold registration rights on parity with those granted to the Holder pursuant to this Section 1.3 and propose to sell their shares of Common Stock in such offering, including the Holder, according to the total amount of securities entitled to be included therein owned by each such stockholder or in such other proportions as shall mutually be agreed to by all such stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that holds registration rights on parity with those granted to the Holder pursuant to this Section 1.3 and that is a partnership or corporation, the partners, retired partners and stockholders of such stockholder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of securities owned by all such related entities and individuals.

               1.4 FORM S-3 REGISTRATION. In case the Company shall receive from the Holder a written request that the Company effect a registration on Form S-3, including pursuant to Rule 415 under the Act and any related qualification or compliance with respect to all or part of the Registrable Securities owned by the Holder, the Company shall:

                    (a) use reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Holder's Registrable Securities as are specified in such request, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 1.4:

                         (i) if Form S-3 is not available for such offering by
the Holder; or

                         (ii) if the Holder, proposes to sell Registrable
Securities and such other securities (if any) at an aggregate price to the public of less than $30,000,000; or

                         (iii) if the Company shall furnish to the Holder a
certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer such registration for a period of not more than forty-five (45) days after receipt of the request of the Holder under this Section 1.4; provided, however, that the Company shall not utilize this right or the right set forth in Section 1.2(c)(v) more than twice in any twelve (12) month period, provided, further, that if the Company exercises such right more than once, then the second deferral of such registration shall not be for a period of more than thirty (30) days and there shall be at least forty-five (45) days between the first and second such deferral (which forty-five (45) day period shall not include any days during which the Holder shall be prohibited from selling any Registrable Securities because of any "black-out" or similar policies instituted by GlobeSpan which serve to prohibit sales of GlobeSpan securities by the Holder, while the Holder is in possession, or is presumed to be in possession, of material non-public information); or

                         (iv) if the Company has, within the six (6) month
period preceding the date of such request, already effected a registration on Form S-3 for the Holder pursuant to this Section 1.4; or

                         (v) in any particular state in which under relevant
Blue Sky laws the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act.

                    (b) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request of the Holder.

               1.5 OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities (the "Shelf Registration Statement") and use its reasonable best efforts to cause such registration statement to become effective, and to keep such registration statement effective until the distribution contemplated in the Registration Statement has been completed except in the case of a "shelf registration" for which such period shall be the earlier of two (2) years or until the date on which all securities registered under such registration statement have been sold or withdrawn; PROVIDED THAT as far in advance as practicable before filing each such registration statement, the Company shall furnish copies of all such documents proposed to be filed to counsel to the Holder;

                    (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement and to comply with the provisions of all applicable securities laws with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such registration statement; PROVIDED that as far in advance as practicable before filing each such amendment and supplement, the Company shall furnish copies of all such documents proposed to be filed to counsel to the Holder;

                    (c) furnish to the Holder such numbers of copies of such registration statement (including amendments and supplements thereto) and the prospectus, including the preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of Registrable Securities;

                    (d) use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of such securities owned by the Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service or process in any such states or jurisdictions;

                    (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

                    (f) as soon as practicable notify the Holder at any time when a prospectus relating to the registration statement covering the Registrable Securities is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and the Company shall promptly prepare and furnish to the Holder a reasonable number of copies of a supplement or amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of circumstances under which were made, not misleading;

                    (g) cause all such Registrable Securities registered pursuant hereunder to be listed, on or prior to the effective date of such registration statement, on each securities exchange on which similar securities issued by the Company are then listed;

                    (h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                    (i) make available for inspection by the Holder, any underwriter participating in any sale or other disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Company or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by the Holder or any such underwriter, attorney, accountant or agent in connection with such registration statement (including the opportunity to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements) as shall be necessary, in the opinion of their respective counsel, to conduct a reasonable investigation within the meaning of the Act; and give the Holder, the underwriters and their respective attorneys, accountants or agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or each prospectus filed with the Securities and Exchange Commission (the "COMMISSION") in connection therewith;

                    (j) promptly notify the Holder and each underwriter, if any:

                         (i) when such registration statement or any prospectus
used in connection therewith has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                         (ii) of any written comments from the Commission with
respect to any filing referred to in clause (i) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

                         (iii) of the notification to the Company by the
Commission or any other regulatory authority of its initiation of any proceeding with respect to, or of the issuance by the Commission or any other regulatory authority of, any stop order suspending the effectiveness of such registration statement; and

                         (iv) of the receipt by the Company of any notice with
respect to the suspension of the qualification of any Registrable Shares for sale under applicable securities or blue sky laws of any jurisdiction;

and, in the case of clauses (ii), (iii) and (iv), promptly use all reasonable and diligent efforts (A) to respond satisfactorily to any such comments and to file promptly any necessary amendments or supplements, (B) to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued and (C) to obtain the withdrawal of any such suspension or qualification, respectively;

                    (k) furnish to the Holder a signed counterpart, addressed to the Holder (and each underwriter, if any) of:

                         (i) an opinion of counsel to the Company, dated the
effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder (and such underwriter); and

                         (ii) a "comfort" letter, dated the effective date of
such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, provided that the Holder provides such accountants with such certificates as are reasonably and customarily requested by such accountants;

in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements and other financial matters, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                    (l) otherwise use all reasonable and diligent efforts to comply with all applicable securities laws; and

                    (m) cooperate with the Holder and each underwriter or agent participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

; provided, however, that if the Company shall furnish to Holder, a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for the shelf registration to be effected at such time, in which event the Company shall have the right to defer such shelf registration for a period of not more than forty-five (45) days after receipt of the request of the Holder, provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12)-month period, provided, further, that if the Company exercises such right more than once, then the second deferral of such shelf registration shall not be for a period of more than thirty (30) days and there shall be at least forty-five (45) days between the first and second such deferral (which forty-five (45) day period shall not include any days during which the Holder shall be prohibited from selling any Registrable Securities because of any "black-out" or similar policies instituted by GlobeSpan which serve to prohibit sales of GlobeSpan securities by the Holder, while the Holder is in possession, or is presumed to be in possession, of material non-public information).

               1.6 OBLIGATIONS OF HOLDER.

                    (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of the Holder that (i) the Holder shall furnish to the Company such information regarding itself (including, without limitation (if PairGain is the Holder), all financial statements and other information required by the Act and the Exchange Act and the rules and regulations thereunder), the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities and (ii) if PairGain is the Holder, the Holder shall take any other action the Company may reasonably request in connection with the preparation and filing of the registration statement (including, without limitation, causing PairGain's independent public accountants to prepare and deliver all consents, reports, opinions or other information or instruments that may be required by the Act, the Exchange Act and the rules and regulations thereunder or as are otherwise necessary).

                    (b) The Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to any registration contains or would contain an untrue statement of a material fact regarding the Holder or the Holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding the Holder or the Holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly to furnish to the Company any additional information required so that such prospectus shall not, with respect to the Holder or the Holder's intended method of distribution of such Registrable Securities, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (c) The Holder shall provide written notice to the Company at least 24 hours prior to the sale by Holder of any Registrable Securities pursuant to the Shelf Registration Statement. Notwithstanding anything to the contrary contained herein, upon the receipt of such notice, the Company shall have the right to prohibit the sale of the Registrable Securities pursuant to such Shelf Registration Statement provided that the Company provides written notice to the Holder within 24 hours of its prohibition of such sale and (i) the Company in its good faith judgment believes that it would be seriously detrimental to the Company and its stockholders for such sale to be effected at that time or (ii) upon the happening of any event, as a result of which the prospectus filed under the shelf registration statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, it being agreed that in the case of the prohibitions contemplated (i) and (ii) above, the Company shall use reasonable efforts to minimize the period of time in which it shall so prohibit the sale of any Registrable Securities and in no event shall any period of time during which all sales are prohibited hereunder exceed an aggregate of 45 days in any twelve month period.

               1.7 EXPENSES OF REGISTRATION. All expenses other than underwriters discounts and commissions incurred in connection with registrations, listings, filings, and qualifications pursuant to Sections 1.2,
1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the Holder shall be borne by the Company (whether or not such registrations shall become effective).

               1.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                    (a) To the fullest extent permitted by law, the Company shall indemnify and hold harmless the Holder, the partners or officers, directors and stockholders of the Holder, legal counsel and accountants for the Holder, any underwriter (as defined in the Act) for the Holder and each person, if any, who controls, is controlled by or under common control with the Holder or underwriter within the meaning of the Act or the 1934 Act (collectively, the "indemnified parties"), against any losses, claims, damages, penalties, judgments, costs, expenses or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, penalties, judgments, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, (iv) any breach of any representation, warranty, agreement or covenant made by the Company in this Agreement, any registration statement (including any supplement or amendment), each periodic report or proxy statement filed by the Company with the Commission under the 1934 Act and any agreement or other document in furtherance of any of the foregoing, or (v) any litigation, claims, suits or proceedings to which an indemnified party is made a party (other than as a plaintiff) in its capacity as a direct or indirect holder or owner of shares of Common Stock of the Company; and the Company will reimburse the Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, penalty, judgment, cost, expense or liability; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, penalty, judgment, cost, expense or liability if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, penalty, judgment, cost, expense or liability to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with any information furnished expressly for use in connection with such registration by the Holder or such underwriter or controlling person.

                    (b) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action) such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right, but not the obligation, to participate, at its own expense, in the defense thereof through counsel of its own choice and shall have the right, but not the obligation, to assert any and all cross-claims or counterclaims it may have; PROVIDED FURTHER that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

                    (c) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, penalty, judgment, cost or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, penalty, judgment, cost or expense (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) of this Section 1.8(c) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) in this Section 1.8(c) but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the Violation that resulted in such loss, liability, claim, damage, penalty, judgment, cost or expense, as well as any other relevant equitable considerations. In connection with any registration statement filed with the Commission by the Company, (x) the relative benefits received by the indemnifying party on the one hand and the indemnified parties on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering of any securities registered thereunder (before deducting expenses) received by the indemnifying party and the net proceeds from the offering of any shares of Common Stock of the Company (before deducting expenses) received by such indemnified parties, bear to the aggregate public offering price of the securities registered thereunder, (y) the relative fault of the indemnifying party on the one hand and such indemnified parties on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (z) the indemnified parties' respective obligations to contribute pursuant to this Section 1.8 are several in proportion to the respective number of shares of Common Stock of the Company they sell under any such registration statement, and not joint.

                    (d) The Company and the Holder agree that it would not be just or equitable if contribution pursuant to this Section 1.8 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 1.8(c) hereof. The amount paid or payable by an indemnified party as a result of any loss, liability, claim, damage, penalty, judgment, cost or expense referred to in
Section 1.8(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 1.8, in connection with any registration statement filed by the Company, the Holder shall not be required to contribute any amount in excess of the net proceeds from the offering of the shares of Common Stock of the Company (before deducting expenses) received by the Holder under any registration statement, by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 1.8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                    (e) The obligations of the Company and the Holder under this
Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise and shall, in any event, remain in effect with respect to the Holder so long as the Holder may, in the reasonable judgment of counsel for the Holder as evidenced by a written opinion to such effect, constitute a "controlling person" with respect to the Company, or be part of a group that may constitute such a "controlling person," within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; PROVIDED that the termination of Section 1.8 hereof shall not be effective as to any loss, liability, claim, damage, penalty, judgment, cost or expense or to any related facts that arose while Section 1.8 shall have been in effect, and as to each of such loss, liability, claim, damage, penalty, judgment, cost or expense the parties' rights and obligations hereunder shall survive.

               1.9 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

                    (b) take such action, as is necessary to enable the Holder to utilize Form S-3 for the sale of its Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                    (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                    (d) furnish to the Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

               1.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by the Holder to a transferee or assignee of such securities that is an affiliate, or a subsidiary, parent, partner, limited partner, retired partner or shareholder, of the Holder;

provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

               1.11 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holder, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant to such holder or prospective holder registration rights that are senior to the registration rights set forth in this Section 1.

               1.12 TERMINATION OF REGISTRATION RIGHTS. The Holder shall not be entitled to exercise any right provided for in this Section 1 at such time at which (i) the Holder holds less than one percent (1%) of the Company's outstanding stock and (ii) all Registrable Securities held by the Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 under the Act.

               1.13 MARKET STAND-OFF. The Holder hereby agrees that, so long as it holds five percent (5%) or more of the total outstanding shares of Common Stock and Preferred Stock of the Company on a fully-diluted basis and all officers and directors of the Company are also restricted in their ability to transfer securities of the Company after an underwritten offering of the Company's securities by terms at least as restrictive as this Section 1.13, it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to any such offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed sixty (60) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The underwriters in connection with any such offering are intended third party beneficiaries of this
Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          2. MISCELLANEOUS.

               2.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               2.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

               2.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               2.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               2.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               2.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               2.7 ENTIRE AGREEMENT: AMENDMENTS AND WAIVERS. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company the Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities each future holder of all such Registrable Securities, and the Company.

               2.8 SEVERABILITY. If one ore more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

               2.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   THE "COMPANY"

                                   GLOBESPAN, INC.


                                   By:/s/ Armando Geday
                                      Armando Geday

                                   Title:  President and Chief Financial Officer


                                   THE "HOLDER"

                                   PAIRGAIN TECHNOLOGIES, INC.


                                   By:/s/ Howard Flagg

                                   Title: Executive Vice President-
                                            Business Development